EXHIBIT INDEX

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)       Independent Auditors' Consent.

(q)(1) Directors' Power of Attorney, to sign Amendments to this Registration Statement dated Jan. 7, 2004.